UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 20, 2007 (November 15, 2007)
COVENTRY HEALTH CARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16477	52-2073000

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6705 Rockledge Drive, Suite 900
Bethesda, Maryland	20817

(Address of Principal Executive Offices)	(Zip Code)
(301) 581-0600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     The Board of Directors of Coventry Health Care, Inc. (the “Company”) adopted Amended and Restated Bylaws to amend Article 6 of the Company’s Bylaws (the “Bylaws”), effective as of November 15, 2007, to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company will now be eligible to participate in the Direct Registration System, which is currently administered by The Depository Trust Company.
The full text of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description
3.1	Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.
By:	/s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President, Chief Financial Officer and Treasurer

Date: November 20, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws